Exhibit 99.1

EXECUTION COPY

FOURTH AMENDMENT

FOURTH AMENDMENT, dated as of May 19, 2009 (this “Amendment”), to the CREDIT AGREEMENT, dated as of June 12, 2006 (as amended pursuant to the First Amendment, dated as of March 21, 2007, the Second Amendment, dated as of July 2, 2008 and the Third Amendment, dated as of September 26, 2008 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among CELLU PAPER HOLDINGS, INC., CELLU TISSUE HOLDINGS, INC. (the “Borrower”), INTERLAKE ACQUISITION CORPORATION LIMITED, the Loan Guarantors party thereto, the lenders party thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as US Administrative Agent (in such capacity, the “Administrative Agent”) and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Administrative Agent.

RECITALS

WHEREAS, the Borrower has informed the Lenders that it intends to issue up to $230,000,000 of [   ]% Senior Secured Notes due 2014 (the “2009 Senior Secured Notes”) as described in the Preliminary Offering Memorandum dated May 11, 2009 (the “2009 Offering Memorandum”), and to use the proceeds of such issuance to repay the Senior Secured Notes and for other general corporate purposes;

WHEREAS, in connection with such issuance, the Borrower is requesting that the Lenders agree to certain amendments relating to, and provide certain waivers under, the Credit Agreement; and

WHEREAS, the Lenders are willing to agree to such amendments and provide such waivers, in each case subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1.                                       Defined Terms.  (a) Except as expressly set forth herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

(b)                                 “Amendment to the Pledge and Security Agreement” means the Amendment to the Pledge and Security Agreement dated as of the date hereof between the Loan Parties and the Administrative Agent.

2.                                       Amendments to Section 1.01.  Section 1.01 of the Credit Agreement is hereby amended by:

(a) adding the following definitions in the appropriate alphabetical order:

“2009 Senior Secured Notes” means the [  ]% Senior Secured Notes due 2014 (including any notes issued in exchange therefor pursuant to the Registration Rights Agreement).

“2009 Senior Secured Notes Indenture” means the indenture to be entered into in connection with the 2009 Senior Secured Notes.

“2009 Offering Memorandum” means the Preliminary Offering Memorandum dated May 11, 2009 related to the offering of the 2009 Senior Secured Notes.

“Registration Rights Agreement” means the registration rights agreement to be entered into in connection with the 2009 Senior Secured Notes issuance.

(b) inserting the words “(i) subject to the last sentence of Section 5.13(a), Holdings, and (ii)” after the words “other than” in the definition of “Loan Guarantor”.

(c) adding “or the 2009 Senior Secured Notes” after the words “the Senior Secured Notes” in the third line of paragraph (g) of the definition of “Permitted Encumbrance”.

(d) adding a proviso at the end of the definition of “Permitted Refinancing Indebtedness” to read in its entirety as follows:

“; provided that, notwithstanding the foregoing, the 2009 Senior Secured Notes shall constitute “Permitted Refinancing Indebtedness” to the extent (x) the Net Proceeds thereof are used to refinance Senior Secured Notes (and, to the extent there are surplus Net Proceeds, such Net Proceeds are applied as set forth in the section entitled “Use of Proceeds” in the 2009 Offering Memorandum), (y) the terms of such 2009 Senior Secured Notes are substantially as described in the 2009 Offering Memorandum and (z) the Interecreditor Agreement shall have been amended and restated on terms substantially in the form of Exhibit A to the Fourth Amendment to the Credit Agreement, dated as of March 19, 2009 , by and among Holdings, the US Borrower, the Canadian Borrower, the Loan Guarantors, the US Administrative Agent and the Canadian Administrative Agent.”

(e) adding a proviso at the end of the definition of “Required Lenders” to read as follows:

“; provided that, if two Lenders hold 100% of the aggregate Credit Exposures and unused Commitments, the “Required Lenders” shall mean both of the Lenders.”

(f) adding a proviso at the end of the definition of “Required US Lenders” to read as follows:

“; provided that, if two US Lenders hold 100% of the aggregate US Credit Exposures and unused US Commitments, the “Required US Lenders” shall mean both of the US Lenders.”

3.                                       Amendment to Section 2.12.  Section 2.12(c) of the Credit Agreement is hereby amended by adding the words “or the 2009 Senior Secured Notes Indenture, as applicable” after the words “the Senior Secured Notes Indenture” each time such words appear in such Section.

4.                                       Amendment to Section 5.12.  Section 5.12(a) of the Credit Agreement is hereby amended by adding the words “or the 2009 Senior Secured Notes Indenture, as applicable” after the words “the Senior Secured Notes Indenture” each time such words appear in such Section.

5.                                       Amendment to Section 5.13.  Section 5.13 of the Credit Agreement is hereby amended by

(a)                                  adding the words “or the 2009 Senior Secured Notes, as applicable” after the words “the Senior Secured Notes” each time such words appear in such Section; and

(b)                                 adding the following words at the end of Section 5.13(a):

“In the event that Holdings issues a guarantee in connection with the 2009 Senior Secured Notes as set forth in the section entitled “Future guarantors” in the 2009 Offering Memorandum, Holdings will execute and deliver to the US Administrative Agent (A) a supplemental agreement to this Agreement in form and substance satisfactory to the US Administrative Agent providing that Holdings will become a Loan Guarantor for all purposes of this Agreement and shall have all of the rights, benefits, duties and obligations of a Loan Guarantor under the Loan Documents, and (B) a pledge amendment substantially as set forth in Annex 6 to the US Security Agreement pledging 100% of the issued and outstanding Equity Interests of the Borrower in favor of the US Administrative Agent, for the benefit of the Administrative Agents and the Lenders, in accordance with the provisions of the Loan Documents and the Intercreditor Agreement, and Holdings will take any further actions in accordance with Section 5.13(c) to grant to the US Administrative Agent a perfected security interest in such Collateral.”

6.                                       Amendment to Section 6.02. Section 6.02(k) of the Credit Agreement is hereby amended by replacing the words “the Senior Secured Notes and the Additional Senior Secured Notes” in the first line thereof with the words “the Senior Secured Notes, the Additional Senior Secured Notes and the 2009 Senior Secured Notes”.

7.                                       Amendment to Section 6.03. Section 6.03(c)(vii) of the Credit Agreement is hereby amended by replacing the words “the Senior Secured Notes and the Additional Senior Secured Notes” with the words “the Senior Secured Notes, the Additional Senior Secured Notes and the 2009 Senior Secured Notes”.

8.                                       Amendment to Section 6.08. Section 6.08(b)(ii)(A) of the Credit Agreement is hereby amended by replacing the words “the Senior Secured Notes and the Additional Senior Secured Notes” with the words “the Senior Secured Notes, Additional Senior Secured Notes and the 2009 Senior Secured Notes”.

9.                                       Amendment to Section 6.10.  Section 6.10 of the Credit Agreement is hereby amended by adding the words “or the 2009 Senior Secured Notes Indenture, as applicable” after the words “the Senior Secured Notes Indenture” and the words “or the 2009 Senior Secured Notes” after the words “Senior Secured Notes”, in each case in clause (ii) of the proviso therein.

10.                                 Amendment to Section 6.11.  Section 6.11(c) of the Credit Agreement is hereby amended by adding the words “or the 2009 Senior Secured Notes Indenture, as applicable” after the words “the Senior Secured Notes Indenture” in such Section.

11.                                 Amendment to Section 9.01.  Section 9.01(a) is hereby amended by replacing the words “3440 Francis Road” in clause (i) thereof with the words “1855 Lockeway Drive, Suite 501”.

12.                                 Conditions to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) on which the following conditions shall have been satisfied or waived:

(a)                                  the Administrative Agent shall have received (i) this Amendment and (ii) the Amendment to the Pledge and Security Agreement, in each case duly executed and delivered by the parties thereto;

(b)                                 the Administrative Agent shall have received a certified copy of the 2009 Offering Memorandum and Pricing Term Sheet dated May 19, 2009; and

(c)                                  the Administrative Agent shall have received such certificates as may be reasonably requested by the Administrative Agent including a certificate, signed by the chief financial officer of the Borrower, stating that no Default will occur upon issuance of the 2009 Senior Secured Notes and any other factual matters as may be reasonably requested by the Administrative Agent;

13.                                 Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

14.                                 Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Administrative Agent as follows:

(a)                                  The Borrower has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and the Amendment to the Pledge and Security Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and the Amendment to the Pledge and Security Agreement. This Amendment and the Amendment to the Pledge and Security Agreement have been duly executed and delivered on behalf of the Borrower and constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)                                 The representations and warranties of the Borrower set forth in Article III of the Credit Agreement as amended hereby are true and correct in all material respects (other than in the case of representations and warranties qualified by materiality, in which case such representations shall be true and correct) on and as of the date hereof.

15.                                 Post Closing Covenant.   Within 10 Business Days after the Effective Date the Administrative Agent shall have received (i) a certified copy of the Intercreditor Agreement, on terms substantially similar to those set forth in Exhibit A attached hereto, (ii) a certified copy of the Final Offering Memorandum and (iii) a post closing certificate, signed by the chief financial officer of the Borrower, stating that such Final Offering Memorandum contains no material changes from the Preliminary Offering Memorandum as supplemented by the Pricing Term Sheet dated May 19, 2009, other than those changes set forth in such post closing certificate that are reasonably satisfactory to the Administrative Agent.  Failure to comply with this Paragraph 15 shall be an Event of Default under Article VII(e) of the Credit Agreement.

16.                                 Fees, Costs and Expenses.  The Borrower agrees to reimburse the Administrative Agent for all reasonable fees, costs and expenses incurred by it in connection with this Amendment and the Amendment to the Pledge and Security Agreement, including but not limited to the reasonable fees, costs and expenses of counsel and any fees and expenses incurred in connection with any appraisals and field examinations.

17.                                 Authorization. The Administrative Agent shall have full power and authority to execute for and on behalf of the Lenders the Intercreditor Agreement as amended and restated and any instrument, agreement or other document in connection therewith as the Administrative Agent deems reasonably necessary.

18.                                 Governing Law.  This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

CELLU PAPER HOLDINGS, INC.

By:	/s/ David J. Morris
Name: David J. Morris
Title: Chief Financial Officer

CELLU TISSUE HOLDINGS, INC.

By:	/s/ David J. Morris
Name: David J. Morris
Title: Chief Financial Officer

INTERLAKE ACQUISITION CORPORATION LIMITED

By:	/s/ David J. Morris
Name: David J. Morris
Title: Chief Financial Officer

CELLU TISSUE LLC

By:	/s/ David J. Morris
Name: David J. Morris
Title: Chief Financial Officer

CELLU TISSUE CORPORATION — NATURAL DAM

By:	/s/ David J. Morris
Name: David J. Morris
Title: Chief Financial Officer

CELLU TISSUE CORPORATION — NEENAH

By:	/s/ David J. Morris
Name: David J. Morris
Title: Chief Financial Officer

Signature Page to Fourth Amendment

2

COASTAL PAPER COMPANY

By:	Van Paper Company, its Managing Partner

By:	/s/ David J. Morris
Name: David J. Morris
Title: Chief Financial Officer

VAN PAPER COMPANY

By:	/s/ David J. Morris
Name: David J. Morris
Title: Chief Financial Officer

VAN TIMBER COMPANY

By:	/s/ David J. Morris
Name: David J. Morris
Title: Chief Financial Officer

MENOMINEE ACQUISITION CORPORATION

By:	/s/ David J. Morris
Name: David J. Morris
Title: Chief Financial Officer

CELLU TISSUE-CITYFOREST LLC

By:	/s/ David J. Morris
Name: David J. Morris
Title: Chief Financial Officer

CELLU TISSUE — LONG ISLAND, LLC

By:	/s/ David J. Morris
Name: David J. Morris
Title: Chief Financial Officer

Signature Page to Fourth Amendment

CELLU TISSUE - THOMASTON, LLC

By:	/s/ David J. Morris
Name: David J. Morris
Title: Chief Financial Officer

Signature Page to Fourth Amendment

JPMORGAN CHASE BANK, N.A., individually, as US Administrative Agent, Issuing Bank, Swingline Lender and a Lender

By:	/s/ John M. Hariaczyi
Name: John M. Hariaczyi
Title: Vice President

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, individually and as Canadian Administrative Agent and a Lender

By:	/s/ Michael N. Tam
Name: Michael N. Tam
Title: Senior Vice President

Signature Page to Fourth Amendment